Vanguard FTSE All-World ex-US Small-Cap Index Fund
Vanguard FTSE Social Index Fund
Vanguard High Dividend Yield Index Fund
Vanguard Long-Term Bond Index Fund
Vanguard Total World Stock Index Fund
(each, a “Fund,” and together, the “Funds”)

Supplement to the Prospectuses and Summary Prospectuses
for Investor Shares and Admiral™Shares
Effective March 14, 2019, each Fund’s Investor Shares will generally be closed to new investors. Investor Shares will remain open to existing investors. You may convert your Investor Shares to Admiral Shares at any time by contacting
Vanguard.

It is anticipated that the Funds’ outstanding Investor Shares will be automatically converted to Admiral Shares beginning in April 2019.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS ADMB 032019